Exhibit 12.2


             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of Cristalerias de Chile S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Rodrigo Palacios Fitz-Henry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Rodrigo Palacios Fitz-Henry

Rodrigo Palacios Fitz-Henry
Chief Financial Officer
Cristalerias de Chile S.A.
Dated: June 26, 2003